Exhibit 99.1

Driven Brands Closes $450 Million Securitization Issuance

CHARLOTTE, N.C. (September 29, 2021) – Driven Brands Holdings Inc. (“Driven Brands” or the “Company”) (NASDAQ: DRVN) announced today that it has closed an offering by certain of its subsidiaries for $450,000,000 Series 2021-1 Fixed Rate Senior Secured Notes, Class A-2 (the “Offered Notes”).

This transaction was structured as a whole business securitization through Driven Brands Funding, LLC (the “Issuer”) and Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer”) and represents Driven Brands’ ninth whole business securitization issuance. The Offered Notes were priced at a coupon of 2.791% and have a seven-year tenor. With this offering, the weighted-average fixed coupon of Driven Brands’ outstanding asset-backed notes improved to 3.71%.

The proceeds from the issuance will be used to pay transaction-related fees and expenses and for general corporate purposes, including the repayment of revolving credit facilities or future acquisitions.

The Offered Notes received ratings of BBB from Kroll Bond Rating Agency and BBB- from S&P Global Ratings, consistent with the Series 2020-2 Fixed Rate Senior Secured Notes, Class A-2, that closed in December 2020.

The Offered Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Offered Notes were offered only to qualified institutional buyers under Rule 144A and to persons outside the United States pursuant to Regulation S under the Securities Act. This press release is not an offer to sell, nor a solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Driven Brands

Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, and CARSTAR®. Driven Brands has more than 4,300 locations across 15 countries, and services over 50 million vehicles annually. Driven Brands’ network generates more than $1 billion in revenue from more than $3 billion in system-wide sales. For more information on the power of Driven Brands, visit www.drivenbrands.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 26, 2020, as supplemented by the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended June 26, 2021.

Media or Analyst/Investor inquiries:

Rachel Webb

Rachel.webb@drivenbrands.com